================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 8, 2003


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of October 1, 2003, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2003-10)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------



           Delaware                      333-105982           33-0885129
----------------------------            -----------     -----------------------
(State or Other Jurisdiction            (Commission       (I.R.S. Employer
of Incorporation)                        File Number)   Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
----------------------------------------                     ----------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660


================================================================================

Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

                  On October 10, 2003, a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2003-10 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of eighteen classes of certificates (collectively, the "Certificates"), designated as the Class AV-1 Certificates, Class AV-2 Certificates, Class AF-1 Certificates, Class AF-2 Certificates, Class AF-3 Certificates, Class AF-4 Certificates, Class AF-5 Certificates, Class AF-6 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class MV-6 Certificate, Class MF-6 Certificate, Class CE Certificates, Class P Certificates and Class R Certificates, collectively, the "Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable- rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $1,182,000,000.00 as of October 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated October 8, 2003, between Ameriquest and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class AV-1 Certificates, Class AV-2 Certificates, Class AF-1 Certificates, Class AF-2 Certificates, Class AF-3 Certificates, Class AF-4 Certificates, Class AF-5 Certificates, Class AF-6 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class MV-6 Certificates and Class MF-6 Certificates were sold by the Depositor pursuant to an Underwriting Agreement, dated October 8, 2003 (the "Underwriting Agreement") among the Depositor, Ameriquest and Deutsche Bank Securities Inc..

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


              INITIAL                                  INITIAL
            CERTIFICATE        PASS-                 CERTIFICATE      PASS-
             PRINCIPAL        THROUGH                 PRINCIPAL      THROUGH
 CLASS       BALANCE(1)         RATE       CLASS      BALANCE(1)      RATE
================================================================================
 AV-1     $  681,161,000    Variable(2)     M-1..  $  63,600,000    Variable(2)
 AV-2     $  103,277,000    Variable(2)     M-2..  $  54,000,000    Variable(2)
 AF-1     $  72,357,000     Variable(2)     M-3..  $  12,000,000    Variable(2)
 AF-2     $  24,854,000       2.540%(3)     M-4..  $  13,200,000    Variable(2)
 AF-3     $  50,404,000       3.230%(3)     M-5..  $  12,000,000    Variable(2)
 AF-4     $  27,192,000       4.440%(3)     MV-6.  $   4,200,000    Variable(2)
 AF-5     $  31,799,000       5.470%(3)(4)  MF-6.  $   9,000,000    5.750%(3)(4)
 AF-6     $  22,956,000       4.710%(3)(4)
===============================================================================
(1) Approximate.

(2) The pass-through rates on the adjustable-rate certificates are generally based on one-month LIBOR plus an applicable margin and are subject to increase (other than the Class AF-1 Certificates) and subject to a rate cap, as described in this prospectus supplement.

(3) Subject to a rate cap, as described in this prospectus supplement. (4) Subject to increase, as described in this prospectus supplement.

The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated October 8, 2003 (the "Prospectus Supplement"), and the Prospectus, dated August 4, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.           Financial Statements and Exhibits

                                  (a) Not Applicable

                                  (b) Not Applicable

                                  (c) Exhibits:

 Exhibit No.        Description
 -----------        -----------
      4.1           Pooling and Servicing Agreement, dated as of October 1,
                    2003 and among Ameriquest Mortgage Securities Inc. as
                    Depositor, Ameriquest Mortgage Company as Master
                    Servicer and Deutsche Bank National Trust Company as
                    Trustee relating to the Series 2003-10 Certificates.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 24, 2003


                                                   AMERIQUEST MORTGAGE
                                                   SECURITIES INC.


                                                   By:  /s/ Jule J. Keen
                                                       ---------------------
                                                   Name:    Jule J. Keen
                                                   Title:   EVP

                                Index to Exhibits




                                                                   Sequentially
     Exhibit No.      Description                                  Numbered Page
     -----------      -----------                                  -------------
         4.1          Pooling and Servicing Agreement, dated as       7
                      of October 1, 2003, by and among
                      Ameriquest Mortgage Securities Inc. as
                      Depositor, Ameriquest Mortgage Company as
                      Master Servicer and Deutsche Bank National
                      Trust Company as Trustee relating to the Series 2003-10 Certificates.

                                   Exhibit 4.1